INCOME TAXES	9 Months Ended
Sep. 30, 2024
INCOME TAXES
INCOME TAXES
12.	INCOME TAXES

As a result of the Reverse Recapitalization, Binah Capital Group, Inc. is the parent company of KWAC, which is the parent company of BMS. KWAC is a corporation and subject to U.S. federal and certain state and local taxes. BMS is treated as a partnership for U.S. federal income tax purposes.

KWAC, the PKSH Entities, Cabot Entities and WEG are taxable entities and are subject to federal, state, and local income taxes. Therefore, these consolidated financial statements include an income tax provision for the taxable entities only.

The effective tax rate was approximately (46)% for the nine months ended September 30, 2024. The effective income tax rate for the period ended September 30, 2024 differed significantly from the statutory rate primarily due to transaction costs that were incurred as a result of the Reverse Recapitalization. The tax provision is related to the activities of the taxable entities including the PKSH Entities, Cabot Entities and WEG.

The Company files income tax returns, including returns for its subsidiaries, with federal and state jurisdictions. The Company is generally not subject to examinations for its federal and state returns for any periods prior to the 2019 tax year. The Company is not currently under examination for any tax years.